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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        CLARION COMMERCIAL HOLDINGS, INC.

                                    FORM 8-K

                                 CURRENT REPORT

          ------------------------------------------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 12, 2000

                        CLARION COMMERCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     1-14167
                            (Commission File Number)

                                   13-3988895
                      (IRS Employer Identification Number)

                  335 Madison Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 883-2500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)




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Item 5. Other Events



     On October 11, 2000, the Board of Directors of Clarion Commercial Holdings, Inc. ("Clarion") voted to recommend a plan of liquidation and dissolution to its stockholders and announced that the plan would be submitted to stockholders for their approval in the fourth quarter of 2000 or early in the first quarter of 2001. The press release announcing the recommendation of the plan, dated October 12, 2000, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (a) Financial Statements

             None.

         (b) Pro Forma Financial Statements

             None.

         (c) Exhibits

             The following exhibit is filed as part of this report:

             (99.1) Press release of Clarion Commercial Holdings, Inc., dated
                    October 12, 2000.




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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLARION COMMERCIAL HOLDINGS, INC.
                                       (Registrant)


Date:  October 13, 2000                 By: /s/ Daniel Heflin
                                        -------------------------------------
                                        Daniel Heflin
                                        Chief Executive Officer and President




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                                  EXHIBIT INDEX


                                     Exhibit
                               Number Description


99.1 Press release of Clarion Commercial Holdings, Inc., dated October 12, 2000.